UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2023

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2     Financial Information
Item 2.01    Completion of Acquisition or Disposition of Assets
Compass Group Diversified Holdings LLC (the “LLC”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively the "Company," “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent divestiture of one such business.
Marucci
On November 1, 2023, the Company, solely in its capacity as the representative (the “Equityholders’ Representative”) of the holders (the “Equityholders”) of stock and options of Wheelhouse Holdings Inc. (“Wheelhouse”), a majority owned subsidiary of the Company, entered into a definitive Agreement and Plan of Merger (the “Agreement”) with Fox Factory, Inc. (“Purchaser”), Marucci Merger Sub, Inc. (“Merger Sub”) and Wheelhouse, to sell to Purchaser all of the issued and outstanding securities of Wheelhouse, the parent company of the operating entity, Marucci Sports, LLC, through a merger of Merger Sub with and into Wheelhouse, with Wheelhouse surviving the merger and becoming a wholly owned subsidiary of Purchaser (the “Merger”).
On November 14, 2023, the parties completed the Merger pursuant to the Agreement. The sale price of Wheelhouse was based on an enterprise value of $572 million, subject to certain adjustments based on matters such as transaction tax benefits, transaction expenses of Wheelhouse, the net working capital and cash and debt balances of Wheelhouse at the time of the closing. After the allocation of the sales price to Wheelhouse non-controlling equityholders and the payment of transaction expenses, CODI received approximately $485 million of total proceeds at closing. The proceeds will be used to pay down outstanding debt under the Company’s 2022 Credit Facility and for general corporate purposes. CODI expects to record a pre-tax gain on the sale of Wheelhouse ranging between $225 million and $245 million for the quarter ended December 31, 2023.
The foregoing brief description of the Agreement is not meant to be exhaustive and is qualified in its entirety by the Agreement itself, which is incorporated herein by reference to Exhibit 2.1 to CODI’s Current Report on Form 8-K (Accession No. 0001345126-23-000056) filed on November 2, 2023.
Section 8     Other Events
Item 8.01    Other Events
    On November 15, 2023, CODI issued a Press Release announcing the closing of the Wheelhouse sale. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.
Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the sale of Wheelhouse. Words such as “believes”, “expects”, “anticipates”, “intends”, “projects”, “assuming”, and “future” or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to, the risk that the Merger may not be completed in a timely manner or at all; risks associated with the disposition of Wheelhouse generally, such as the inability to obtain, delays in obtaining, or the imposition of burdensome conditions imposed in connection with obtaining regulatory approval and the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement entered into for the disposition of Wheelhouse; and the effect of the announcement or pendency of the Merger on Wheelhouse’s business relationships, performance, and business generally. Certain other factors are enumerated in the risk factor discussion in the Form 10-K filed by CODI with the SEC for the year ended December 31, 2022 and other filings with the SEC. Except as required by law, CODI undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(b) Pro Forma Financial Information.

The unaudited condensed consolidated pro forma balance sheet of Compass Diversified Holdings at September 30, 2023 and notes thereto and the unaudited condensed consolidated pro forma statements of operations for the nine months ended September 30, 2023 and the years ended December 31, 2022, 2021 and 2020 and notes thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.
(d)    Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated November 1, 2023, by and among (i) Fox Factory, Inc; (ii) Marucci Merger Sub, Inc.; (iii) Wheelhouse Holdings Inc.; and (iv) Compass Group Diversified Holdings LLC, as the Equityholders’ Representative (incorporated by reference to Exhibit 2.1 to CODI’s Current Report on Form 8-K (Accession No. 0001345126-23-000056) filed on November 2, 2023).

99.1	Press Release dated November 15, 2023 announcing the closing of the Wheelhouse sale.

99.2
Unaudited Condensed Consolidated Pro Forma Balance Sheet of Compass Diversified Holdings at September 30, 2023 and notes thereto and Unaudited Condensed Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2023 and the years ended December 31, 2022, 2021 and 2020 and notes thereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer